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                                 VALIC COMPANY I

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 30, 2006

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (collectively, "American Century") have changed certain portfolio managers responsible for managing the International Growth I Fund and VALIC Ultra Fund, respectively. In the section titled "ABOUT THE SERIES COMPANY'S MANAGEMENT" under the heading titled "Investment Sub-Advisers," the paragraphs regarding American Century's management of these two Funds are deleted and replaced with the following:

      The daily management of a portion of the assets of the International Growth I Fund is directed by a team of portfolio managers consisting of Alex Tedder and Keith Creveling. Mr. Tedder, Vice President and Portfolio Manager, joined American Century in July 2006. Prior to joining American Century, he was a managing director, head of international equities and portfolio manager for Deutsche Asset Management Ltd. from 1994 to 2005. Mr. Creveling, Vice President and Portfolio Manager, joined American Century in October 1999 and became a portfolio manager in April 2002.

      The daily management of the VALIC Ultra Fund is directed by a team of portfolio managers consisting of Tom Telford, Wade W. Slome and Jerry Sullivan. Mr. Telford, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 2006. He joined American Century in July 1996 and became a portfolio manager in 2000. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He joined American Century in June 1998 as an Investment Analyst. He is a CFA charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. He joined American Century in February 2000.

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM") has replaced certain portfolio managers responsible for managing a portion of the assets of the Small Cap Special Values Fund and has removed Mark A. Bogar and David E. Gerber as portfolio managers of the Global Equity Fund. References in the Prospectus to Messrs. Bogar and Gerber are deleted in their entirety. In the section titled "ABOUT THE SERIES COMPANY'S MANAGEMENT" under the heading titled "Investment Sub-Advisers," the paragraph regarding Putnam's management of the Fund is deleted and replaced with the following:

      Putnam's team is responsible for the day-to-day investment decisions of a portion of the assets of the Small Cap Special Values Fund and is lead by Edward T. Shadek Jr., Chief Investment Officer, Managing Director and Deputy Head of Investments of Putnam. Mr. Shadek rejoined Putnam in 1997 after having begun his career there in 1987. Mr. Shadek is a Certified Public Accountant with 16 years of investment experience. The other team member is Michael C. Petro, CFA, Senior Vice President and Portfolio Manager of Putnam. Mr. Petro, who joined Putnam in 2002, is a CFA charterholder and has six years of investment experience. From 1999 until joining Putnam, Mr. Petro was Senior Research Associate for RBC Capital Markets (formerly Dain Rauscher Wessels).



DATED:  JULY 7, 2006